UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2012

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169533	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust IV, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the financial information required by Item 9.01.

(i)
Current Report on Form 8-K filed on April 16, 2012 to provide the financial information required by Item 9.01 relating to our acquisition of two single-tenant retail buildings located in North Ridgeville, Ohio (the “AA North Ridgeville Property”) and Wilkesboro, North Carolina (the “PM Wilkesboro Property”) as described in such Current Report;

(ii)
Current Report on Form 8-K filed on April 20, 2012 to provide the financial information required by Item 9.01 relating to our acquisition of three single-tenant retail buildings located in Tampa, Florida (the “NR Tampa Property”), Blair, Nebraska (the “WG Blair Property”) and Corpus Christi, Texas (the “CV Corpus Christi Property”), as described in such Current Report;

(iii)
Current Report on Form 8-K filed on April 30, 2012 to provide the financial information required by Item 9.01 relating to our acquisition of two single-tenant retail buildings located in Charleston, South Carolina (the “CV Charleston Property”) and Asheville, North Carolina (the “CV Asheville Property”), as described in such Current Report; and

(iv)
Current Report on Form 8-K filed on May 17, 2012 to provide the financial information required by Item 9.01 relating to our acquisition of three single-tenant retail buildings located in Suffolk, Virginia (the “WG Suffolk Property”), Springville, Illinois (the “WG Springville Property”) and Montgomery, Alabama (the “WG Montgomery Property”), as described in such Current Report.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of the Properties Acquired
Advance Auto - North Ridgeville, OH
Summary Financial Data Regarding Advance Auto Parts, Inc.		4

PetSmart - Wilkesboro, NC
Summary Financial Data Regarding PetSmart, Inc.		5

Nordstrom Rack - Tampa, FL
Summary Financial Data Regarding Nordstrom, Inc.		6

Walgreens - Various Properties
Summary Financial Data Regarding Walgreen Co.		7

CVS - Various Properties
Summary Financial Data Regarding CVS Caremark Corporation		8

(b) Pro Forma Financial Information
Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of March 31, 2012		9

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Three Months Ended March
31, 2012		10

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2011		11

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)		12

(c) Shell Company Transactions
None

(d) Exhibits
None

SUMMARY FINANCIAL DATA
ADVANCE AUTO PARTS, INC.

We have acquired the AA North Ridgeville Property, which is leased to a wholly-owned subsidiary of Advance Auto Parts, Inc. (“Advance Auto”):

		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet
North Ridgeville, OH	April 13, 2012	2008	$1,673,000	6,000

In evaluating the AA North Ridgeville Property as a potential acquisition, including the determination of the appropriate purchase price for the AA North Ridgeville Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the AA North Ridgeville Property that would cause the reported financial information not to be indicative of future operating results.

Because the AA North Ridgeville Property is 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the AA North Ridgeville Property, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the AA North Ridgeville Property is subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the Securities and Exchange Commission (“SEC”), we have provided summarized consolidated financial information of the lessee of the acquired property.

Advance Auto currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Advance Auto are taken from its previously filed public reports (dollar amounts in thousands):

	For the Sixteen
	Week Period Ended	For the Fiscal Year Ended
	April 21, 2012	December 31, 2011	January 1, 2011	January 2, 2010
Consolidated Statements of Operations:
Net sales	$1,957,292	$6,170,462	$5,925,203	$5,412,623
Earnings before income taxes	215,212	633,236	557,055	431,655
Net earnings	133,506	394,682	346,053	270,373

	As of	As of the Fiscal Year Ended
	April 21, 2012	December 31, 2011	January 1, 2011	January 2, 2010
Consolidated Balance Sheets:
Total assets	$4,045,112	$3,655,754	$3,354,217	$3,072,963
Long-term debt	599,841	415,136	300,851	202,927
Stockholders’ equity	978,649	847,914	1,039,374	1,282,365

For more detailed financial information regarding Advance Auto, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

SUMMARY FINANCIAL DATA
PETSMART, INC.

We have acquired the PM Wilkesboro Property, which is leased to PetSmart, Inc. (“PetSmart”):

		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet
Wilkesboro, NC	April 13, 2012	2011	$2,650,000	12,259

In evaluating the PM Wilkesboro Property as a potential acquisition, including the determination of the appropriate purchase price for the PM Wilkesboro Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing leases and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the PM Wilkesboro Property that would cause the reported financial information not to be indicative of future operating results.

Because the PM Wilkesboro Property is 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the PM Wilkesboro Property, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the PM Wilkesboro Property is subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the lessee of the acquired property.

PetSmart currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding PetSmart are taken from its previously filed public reports (dollar amounts in thousands):

	For the Thirteen
	Weeks Ended	For the Fiscal Year Ended
	April 29, 2012	January 29, 2012	January 30, 2011	January 31, 2010
Consolidated Statements of Operations:
Net sales	$1,629,893	$6,113,304	$5,693,797	$5,336,392
Income before income taxes	142,855	457,203	380,263	315,879
Net income	94,683	290,243	239,867	198,325

	As of	As of the Fiscal Year Ended
	April 29, 2012	January 29, 2012	January 30, 2011	January 31, 2010
Consolidated Balance Sheets:
Total assets	$2,466,400	$2,544,084	$2,470,220	$2,461,986
Long-term debt	496,004	505,273	521,552	553,635
Stockholders’ equity	1,099,476	1,153,829	1,170,642	1,172,715

For more detailed financial information regarding PetSmart, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

SUMMARY FINANCIAL DATA
NORDSTROM, INC.

We have acquired the NR Tampa Property, which is leased to Nordstrom, Inc. (“Nordstrom”):

		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet
Tampa, FL	April 16, 2011	2010	$11,998,039	44,925

In evaluating the NR Tampa Property as a potential acquisition, including the determination of the appropriate purchase price for the NR Tampa Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing leases and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the NR Tampa Property that would cause the reported financial information not to be indicative of future operating results.

Because the NR Tampa Property is 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the NR Tampa Property, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the NR Tampa Property is subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the lessee of the acquired property.

Nordstrom currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Nordstrom are taken from its previously filed public reports (dollar amounts in millions):

	For the Three
	Months Ended	For the Fiscal Year Ended
	April 28, 2012	January 28, 2012	January 29, 2011	January 30, 2010
Consolidated Statements of Operations:
Net sales	$2,535	$10,497	$9,310	$8,258
Income before income taxes	240	1,119	991	696
Net income	149	683	613	441

	As of	As of the Fiscal Year Ended
	April 28, 2012	January 28, 2012	January 29, 2011	January 30, 2010
Consolidated Balance Sheets:
Total assets	$8,258	$8,491	$7,462	$6,579
Long-term debt	3,137	3,141	2,775	2,257
Stockholders’ equity	2,083	1,956	2,021	1,572

For more detailed financial information regarding Nordstrom, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

SUMMARY FINANCIAL DATA
WALGREEN CO.

We have acquired the WG Blair Property, the WG Suffolk Property, the WG Springville Property and the WG Montgomery Property (collectively, the “Walgreens Properties”), which are leased to Walgreen Co. (“Walgreens”):

		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet
Blair, NE	April 18, 2012	2008	$4,242,424	14,820
Suffolk, VA	May 14, 2012	2007	4,925,000	14,820
Springville, IL	May 14, 2012	2007	5,223,000	14,820
Montgomery, AL	May 14, 2012	2006	4,477,000	14,820
			$18,867,424

In evaluating the Walgreens Properties as potential acquisitions, including the determination of the appropriate purchase price for each of the Walgreens Properties, the Company considered a variety of factors, including the condition and financial performance of each property; the terms of the existing leases and the creditworthiness of the tenant; property location, visibility and access; age of each property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the Walgreens Properties that would cause the reported financial information not to be indicative of future operating results.

Because the Walgreens Properties are 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the Walgreens Properties, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the Walgreens Properties are subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the lessee of the acquired properties.

Walgreens currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Walgreens are taken from its previously filed public reports (dollar amounts in millions):

	For the Six
	Months Ended	For the Fiscal Year Ended
	February 29, 2012	August 31, 2011	August 31, 2010	August 31, 2009
Consolidated Statements of Operations:
Net sales	$36,808	$72,184	$67,420	$63,335
Earnings before income tax provision	1,971	4,294	3,373	3,164
Net earnings	1,237	2,714	2,091	2,006

	As of	As of the Fiscal Year Ended
	February 29, 2012	August 31, 2011	August 31, 2010	August 31, 2009
Consolidated Balance Sheets:
Total assets	$26,622	$27,454	$26,275	$25,142
Long-term debt	2,381	2,396	2,389	2,336
Total shareholders’ equity	14,816	14,847	14,400	14,376

For more detailed financial information regarding Walgreens, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

SUMMARY FINANCIAL DATA
CVS CAREMARK CORPORATION

We have acquired the CV Corpus Christi Property, the CV Charleston Property and the CV Asheville Property (collectively, the “CVS Properties”), which are guaranteed by CVS Caremark Corporation (“CVS”):

		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet
Corpus Christi, TX	April 19, 2012	1998	$3,400,000	11,306
Charleston, SC	April 26, 2012	1998	$2,137,778	10,125
Asheville, NC	April 26, 2012	1998	2,365,249	10,125
			$7,903,027

In evaluating the CVS Properties as potential acquisitions, including the determination of the appropriate purchase price for each of the CVS Properties, the Company considered a variety of factors, including the condition and financial performance of each property; the terms of the existing leases and the creditworthiness of the tenant; property location, visibility and access; age of each property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the CVS Properties that would cause the reported financial information not to be indicative of future operating results.

Because the CVS Properties are 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the CVS Properties, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the CVS Properties are subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the guarantor of the acquired properties.

CVS currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding CVS are taken from its previously filed public reports (dollar amounts in millions):

	For the Three
	Months Ended	For the Fiscal Year Ended
	March 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Consolidated Statements of Operations:
Net revenues	$30,798	$107,100	$95,778	$98,215
Income before income tax provision	1,272	5,715	5,603	5,896
Net income	775	3,457	3,424	3,696

	As of	As of the Fiscal Year Ended
	March 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Consolidated Balance Sheets:
Total assets	$66,006	$64,543	$62,169	$61,641
Long-term debt	9,206	9,208	8,652	8,756
Shareholders’ equity	38,053	38,051	37,700	35,768

For more detailed financial information regarding CVS, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

COLE CREDIT PROPERTY TRUST IV, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2012
(Unaudited)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the Company had acquired the AA North Ridgeville Property, the PM Wilkesboro Property, the NR Tampa Property, the Walgreens Properties and the CVS Properties (collectively, the “Pro Forma Properties”) on March 31, 2012.

This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended March 31, 2012, as contained in our Quarterly Report on Form 10-Q filed on May 15, 2012. The Pro Forma Condensed Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above acquisitions on March 31, 2012, nor does it purport to represent its future financial position. This Pro Forma Condensed Consolidated Balance Sheet only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	March 31, 2012 As Reported	Acquisition Pro Forma Adjustments		Pro Forma March 31, 2012
	(a)
Investment in real estate assets:
Land	$—	$10,197,566	(b)	$10,197,566
Buildings and improvements	—	27,618,583	(b)	27,618,583
Acquired intangible lease assets	—	6,613,755	(b)	6,613,755
Total investment in real estate assets	—	44,429,904		44,429,904
Cash and cash equivalents	198,874	—		198,874
Restricted cash	975,950	—		975,950
Deferred financing costs	—	581,566	(e)	581,566
Total assets	$1,174,824	$45,011,470		$46,186,294

Credit facility	$—	$29,743,324	(c)	$29,743,324
Line of credit with affiliate	—	8,700,000	(d)	8,700,000
Accrued expenses	34,062	—		34,062
Escrowed investor proceeds	975,950	—		975,950
Acquired below market lease intangibles	—	1,338,413	(b)	1,338,413
Total liabilities	1,010,012	39,781,737		40,791,749
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par value; 490,000,000 shares authorized, 20,000 and 734,074 shares issued and outstanding, respectively	200	7,141	(f)	7,341
Capital in excess of par value	199,800	6,490,930	(f)	6,690,730
Accumulated deficit	(35,188)	(1,268,338)	(g)	(1,303,526)
Total stockholders’ equity	164,812	5,229,733		5,394,545
Total liabilities and stockholders’ equity	$1,174,824	$45,011,470		$46,186,294

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE CREDIT PROPERTY TRUST IV, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(Unaudited)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if the Company had acquired the Pro Forma Properties on January 1, 2011.

This Pro Forma Condensed Consolidated Unaudited Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for its quarter ended March 31, 2012, included in the Company’s Quarterly Report on Form 10-Q filed on May 15, 2012. This Pro Forma Condensed Consolidated Unaudited Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company completed the above acquisitions on January 1, 2011, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Unaudited Statement of Operations only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Three Months Ended March 31, 2012 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Three Months Ended March 31, 2012
	(a)	(b)
Revenues:
Rental income	$—	$775,904	(c)	$775,904
Tenant reimbursement income	—	26,048	(d)	26,048
Total revenues	—	801,952		801,952

Expenses:
General and administrative	35,188	133,161	(e)	168,349
Property operating expenses	—	26,048	(f)	26,048
Advisory fee	—	80,797	(g)	80,797
Depreciation	—	188,082	(h)	188,082
Amortization	—	124,221	(h)	124,221
Total operating expenses	35,188	552,309		587,497
Operating (loss) income	(35,188)	249,643		214,455

Other expense:
Interest expense	—	(345,619)	(i)	(345,619)
Total other expense	—	(345,619)		(345,619)
Net loss	$(35,188)	$(95,976)		$(131,164)

Weighted average number of common shares outstanding:
Basic and diluted	20,000	714,074	(j)	734,074
Net loss per common share:
Basic and diluted	$(1.76)			$(0.18)
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE CREDIT PROPERTY TRUST IV, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(Unaudited)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if the Company had acquired the Pro Forma Properties on January 1, 2011.

This Pro Forma Condensed Consolidated Unaudited Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for its quarter ended March 31, 2012, included in the Company’s Quarterly Report on Form 10-Q filed on May 15, 2012. This Pro Forma Condensed Consolidated Unaudited Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company completed the above acquisitions on January 1, 2011, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Unaudited Statement of Operations only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Year Ended December 31, 2011	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2011
	(a)	(b)
Revenues:
Rental income	$—	$3,103,615	(c)	$3,103,615
Tenant reimbursement income	—	104,192	(d)	104,192
Total revenues	—	3,207,807		3,207,807

Expenses:
General and administrative	—	586,893	(e)	586,893
Property operating expenses	—	104,192	(f)	104,192
Advisory fee	—	323,186	(g)	323,186
Depreciation	—	752,330	(h)	752,330
Amortization	—	496,885	(h)	496,885
Total operating expenses	—	2,263,486		2,263,486
Operating income	—	944,321		944,321

Other expense:
Interest expense	—	(1,433,040)	(i)	(1,433,040)
Total other expense	—	(1,433,040)		(1,433,040)
Net loss	$—	$(488,719)		$(488,719)

Weighted average number of common shares outstanding:
Basic and diluted	20,000	714,074	(j)	734,074
Net loss per common share:
Basic and diluted	$—			$(0.67)

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE CREDIT PROPERTY TRUST IV, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012
a.    Reflects the Company’s historical balance sheet as of March 31, 2012.
b.    Reflects the preliminary purchase price allocations incurred related to the acquisition of the Pro Forma Properties.
c.    Represents the Company’s borrowings incurred on its secured revolving credit facility with J.P. Morgan Securities, LLC, as sole lead arranger (the “Credit Facility”), to finance the purchase of the Pro Forma Properties. The Credit Facility provides for up to $50.0 million of borrowings pursuant to a credit agreement. The Credit Facility will bear interest at rates depending on the type of loan specified, which at the time of acquisition was 2.95% for Eurodollar rate loans and 4.95% for floating rate loans.
d.    Represents the Company’s borrowings incurred on its subordinate line of credit with Series C, LLC, which is an affiliate of the Company’s advisor (the “Series C Loan”), to finance the purchase of the Pro Forma Properties. The Series C Loan provides for up to $10.0 million of available borrowings and bears a fixed interest rate of 4.5%.
e.    Represents the Company’s related loan costs incurred on the Credit Facility and Series C Loan to finance the purchase of the Pro Forma Properties.
f.    Represents the issuance of common shares required to generate sufficient offering proceeds to fund the purchase of the Pro Forma Properties, as the Company had insufficient capital at March 31, 2012 to acquire the Pro Forma Properties which are included in the pro forma balance sheet.
g.    Adjustment reflects the expensing of acquisition-related costs as required under GAAP. The amount represents costs incurred to complete the Pro Forma Properties, including title, legal, accounting and other related costs.
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2012
a.    Reflects the Company’s historical results of operations for the three months ended March 31, 2012.
b.    In connection with the purchase of the Pro Forma Properties, the Company incurred $1.3 million of acquisition related transaction costs, which have been excluded from the Pro Forma results of operations for the three months ended March 31, 2012, as these amounts represent non-recurring charges.
c.    Represents the straight-line rental revenue and amortization of the below market leases in accordance with the respective lease agreements for the Pro Forma Properties.
d.    Reflects the tenant reimbursement income for the Pro Forma Properties based on historical operating results of each property.
e.    Reflects management’s estimate of the general and administrative expenses for the Pro Forma Properties based on the Company’s historical results.
f.    Reflects the property operating expenses for the Pro Forma Properties based on historical operating results of each property.
g.    Reflects the advisory fee, calculated based on an annual rate of 0.75% of the Company’s average invested assets, payable to the Company’s advisor. The advisory fee was calculated based on the purchase price of the Pro Forma Properties.

COLE CREDIT PROPERTY TRUST IV, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

h.    Represents depreciation and amortization expenses for the Pro Forma Properties. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight-line basis. The estimated useful lives of the Company’s assets by class are generally as follows:

Building and capital improvements	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term
i.    Represents interest expense and deferred financing cost amortization associated with the borrowings on the Company’s Credit Facility and Series C Loan incurred to finance the acquisition of the Pro Forma Properties.
j.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Pro Forma Properties, because the Company had insufficient capital to acquire the Pro Forma Properties on January 1, 2011, which are included in the pro forma results of operations. The calculation assumes the common shares were issued on January 1, 2011.
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011
a.    Reflects the Company’s historical results of operations for the year ended December 31, 2011.
b.    In connection with the purchase of the Pro Forma Properties, the Company incurred $1.3 million of acquisition related transaction costs, which have been excluded from the Pro Forma results of operations for the year ended December 31, 2011, as these amounts represent non-recurring charges.
c.    Represents the straight-line rental revenue and amortization of the below market leases in accordance with the respective lease agreements for the Pro Forma Properties.
d.    Reflects the tenant reimbursement income for the Pro Forma Properties based on historical operating results of each property.
e.    Reflects management’s estimate of the general and administrative expenses for the Pro Forma Properties based on the Company’s historical results.
f.    Reflects the property operating expenses for the Pro Forma Properties based on historical operating results of each property.
g.    Reflects the advisory fee, calculated based on an annual rate of 0.75% of the Company’s average invested assets, payable to the Company’s advisor. The advisory fee was calculated based on the purchase price of the Pro Forma Properties.
h.    Represents depreciation and amortization expenses for the Pro Forma Properties. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight-line basis. The estimated useful lives of the Company’s assets by class are generally as follows:

Building and capital improvements	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term
i.    Represents interest expense and deferred financing cost amortization associated with the borrowings on the Company’s Credit Facility and Series C Loan incurred to finance the acquisition of the Pro Forma Properties.
j.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Pro Forma Properties, because the Company had insufficient capital to acquire the Pro Forma Properties on January 1, 2011, which are included in the pro forma results of operations. The calculation assumes the common shares were issued on January 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2012	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
Principal Financial Officer